UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2008

SPARTA COMMERCIAL SERVICES, INC

(Exact name of registrant as specified in its charter)

Nevada	0-9483	30-0298178
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

462 Seventh Ave, 20th Floor, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 239-2666

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)
☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 19, 2008 the registrant and its wholly owned subsidiary Sparta Funding LLC entered into a one year, extendable revolving credit agreement with Autobahn Funding Company LLC as lender and DZ Bank AG Deutsche Zentral-Genossenschaftsbank New York Branch (“DZ Bank”) as Administrative Agent and Liquidity Agent in the amount of $25,000,000 for the purpose of financing retail installment sales contracts and leases secured by new and used Powersports Vehicles (motorcycles over 600cc, select scooters and ATVs). Additionally, a portion of this facility can be used to finance municipal and commercial fleet leases.  Prior to the initial drawdown from the facility the registrant is required to meet certain financial covenants.

SECTION 2 – FINANCIAL INFORMATION

N/A

SECTION 3 - SECURITIESC AND TRADING MARKETS

N/A

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

N/A

SECTION 5 -  CORPORATE GOVERNANCE AND MANAGEMENT

N/A

SECTION 6- ASSET-BACKED SECURITIES

N/A

SECTION 7 – REGULATION FD

N/A

SECTION 8 – OTHER EVENTS

N/A

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTA COMMERCIAL SERVICES, INC.

Date: December 23, 2008	By:	/s/ Anthony W. Adler
Anthony W. Adler
Principal Financial Officer